Exhibit 10.1

FIRST AMENDMENT TO

AMENDED FIVE PERCENT (5%) CONVERTIBLE NOTE DATED SEPTEMBER 19, 2014

(Originally dated June 13, 2014)

THIS FIRST AMENDMENT to Amended Five Percent (5%) Convertible Note dated September 19, 2014 (originally dated June 13, 2014) issued by Eurocan Holdings Ltd. (now known as Eastside Distilling, Inc.) to Crystal Falls Investments, LLC in the principal amount of $150,000 (the “First Amendment”) is made and entered into as of July 24, 2015, by and among Eastside Distilling, Inc. (f/k/a Eurocan Holdings, Ltd.), a Nevada corporation (the “Company”), and Crystal Falls Investments, LLC (“Holder”). The Company and Holder are sometimes collectively referred to herein as the “Parties” or individually as a "Party".

RECITALS

WHEREAS, on June 13, 2014, the Company issued Holder a 5% Note in the amount of $150,000, the terms of which were amended on September 19, 2014 pursuant an Amended Five Percent Convertible Note (as amended, the “Note”). The Note is incorporated into this First Amendment by this reference and all defined terms in the Agreement shall have the same meaning in this First Amendment.

WHEREAS, the Maturity Date under the Note was June 13, 2015.

WHEREAS, the Parties desire to extend the Maturity Date under the Note until December 13, 2015.

WHEREAS, the Parties now wish to modify and amend the Note in accordance with this First Amendment.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1.       Incorporation of Recitals. The Recitals set forth above are herein incorporated into this First Amendment.

2.       Extension of Maturity Date. The Parties hereby agree that the Maturity Date set forth in the Note is hereby extended until December 13, 2015. Accordingly, the Note is hereby amended by deleting the reference to “June 13, 2015” immediately before the defined term “Maturity Date” in the paragraph beginning “FOR VALUE RECEIVED” on the first page of the Note and inserting “December 13, 2015” in lieu thereof.

3.       Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have each executed this First Amendment on the dates set forth above.

COMPANY:	EASTSIDE DISTILLING, INC.
f/k/a Eurocan Holdings Ltd.

	By:	/s/ Steven Earles
	Name:	Steven Earles
	Title:	Chief Executive Officer

HOLDER:	CRYSTAL FALLS INVESTMENTS, LLC

	By:	/s/ Ashvin Mascarenhas
	Name:	Ashvin Mascarenhas
	Title:	Manager